Exhibit 99.1

Investor Presentation 2015 Fourth Quarter Results

Forward-Looking Statements This communication contains certain “forward-looking statements” about PacWest Bancorp (the “Company”) and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our allowance for loan and lease losses, credit trends, deposit growth, profitability, capital management, plans to move client investment funds managed by our Square 1 Asset Management, Inc. subsidiary to deposits on our balance sheet, operating expenses and acquisition of Square 1 Financial, Inc. (“Square 1”). All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: higher than anticipated delinquencies, charge-offs and loan and lease losses; reduced demand for our services due to strategic or regulatory reasons; changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely affect our borrowers’ ability to repay loans and leases and required increased provision for loan and lease losses; compression of spreads on newly originated loans and leases; the impact of asset/liability repricing risk and liquidity risk on net interest margin and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; the need to retain capital for strategic or regulatory reasons; results of DFAST submissions; the inability of the Bank to pay dividends; the Company’s ability to move client investment funds managed by our Square 1 Asset Management, Inc. subsidiary to deposits on our balance sheet within expected time frames or at all as a result of clients’ risk tolerance levels and liquidity preferences, interest rates, and applicable regulatory restrictions, including conflict of interest rules and regulations; increased litigation; increased asset workout or loan servicing expenses; higher compensation costs and professional fees to retain and/or incent employees; our ability to complete future acquisitions and to successfully integrate such acquired entities, including Square 1, or achieve expected benefits , synergies and/or operating efficiencies within expected timeframes or at all; business disruption following the Square 1 acquisition; changes in our stock price; the reaction to the Square 1 acquisition of the Company’s customers, employees and counterparties; and other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Presentation Index

PacWest Bancorp

Company Overview	4
Fourth Quarter Highlights	8
Investment Securities	13
Loans and Leases	15
Credit Quality	23
Deposits	29
Net Interest Margin	32
Controlled Expenses	38
Acquisitions	41
Square 1 Financial, Inc.	44
Strong Franchise Value	46
Non-GAAP Measurements	50

Fourth Quarter 2015 | PACW | p. 3

Company Overview

Company Overview (1) As of January 22, 2016 We are a commercial bank focused on core deposit growth paired with national lending and venture banking platforms NASDAQ traded (PACW) with a market capitalization of $4.4 billion (1) Average daily trading volume of 779,422 shares over the last year (1) Dividend: $2.00 per share, 5.52% yield (1) 5th largest publicly-traded bank headquartered in California with total assets of $21.3 billion, loans and leases of $14.5 billion and deposits of $15.7 billion at December 31, 2015 Profitable Growth 4Q15 adjusted net earnings of $83.9 million, or 1.60% ROAA and 15.35% ROATE Industry leading tax equivalent NIM of 5.22% for 4Q15 Loan and lease production of $1.4 billion in 4Q15; $4.2 billion for full year 2015 Core deposit growth of $3.8 billion in 4Q15 primarily due to Square 1 acquisition $10.6 billion of core deposits with total cost of deposits of 24 basis points for 4Q15 Strong credit discipline: NPAs at 1.08% of total loans and leases and foreclosed assets Efficiency ratio of 39.3% for 4Q15 Experienced acquirer with 28 bank and finance company acquisitions since 2000 Analyst coverage: BMO Capital Markets, D.A. Davidson & Co., FIG Partners, Friedman Billings Ramsey, Keefe, Bruyette & Woods, Piper Jaffray, RBC Capital Markets, Sandler O’Neill & Partners, Stephens Inc., Wells Fargo Securities

Business Model Pacific Western Bank brand Attractive branch network with 80 full service branches: 77 in Southern California 3 in San Francisco Bay area Offers a full suite of deposit products and services, including on-line banking Focused on business lending products, including commercial real estate Limited consumer loan offerings Borrower relationships generally include a deposit account Efficient deposit model with average branch size of $193 million Community Banking CapitalSource brand Diversified by loan and lease type, geography and industry Asset Based Lending Equipment and Lender Finance Cash Flow Lending Technology, Healthcare and Security Commercial Real Estate General, Multifamily, SBA, Healthcare and Construction Focus on small to middle market businesses Expertise in niche segments limits new competitors Borrower relationships may include deposit accounts and treasury services National Lending Square 1 Bank brand Offices located in key innovative hubs across the United States Offers a comprehensive suite of financial services for venture-backed companies and their venture capital and private equity investors Five banking groups: Technology, Life Sciences, Venture Capital Services, Structured Finance, Specialty Finance Provides comprehensive treasury management solutions, including credit cards, and international-related products and services to clients Borrower relationships almost always include a deposit account Operates Square 1 Asset Management (registered investment advisor) Venture Banking Pacific Western Bank

Five Year Total Return Source: SNL Financial and FactSet Research Systems; Market data as of 12/31/2015. Note: KBW Regional Bank Index (KRX) includes 50 institutions with a median market cap of $2.2 billion as of 7/24/2015; median weighted by market capitalization. (60.0) (40.0) (20.0) - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 PacWest KBW Regional Bank Index S&P 500

Fourth Quarter Highlights

Efficiency ratio of 39.3% Average branch size of $193 million in deposits Noninterest expense to average assets of 2.33% Strong Capital Levels Low Efficiency Ratio Loan and Lease Production and Credit Quality Industry Leading Net Interest Margin Tax equivalent NIM: Reported: 5.22% Core: 5.10%(1) Consolidated tangible common equity ratio of 11.38% (1) CET1 and Total capital ratios of 12.56% and 15.60% Tangible book value per share of $17.86 Loan and lease production of $1.4 billion NPA to total assets ratio, excluding PCI loans, of 0.71% Non-PCI credit loss allowance of 0.85% and adjusted credit loss allowance of 1.49% (2) Non-PCI charge-off rate of 6 bps for trailing twelve months Fourth Quarter Highlights Robust Core Earnings Adjusted net earnings of $83.9 million (1) Adjusted EPS of $0.70 (1) Adjusted ROAA and ROATE of 1.60% and 15.35% (1) See “Non-GAAP Measurements” slides (2) Adds back the unamortized discount on Non-PCI loans to the loan balance and the allowance for credit losses (see page 28 for calculation) Total cost of deposits of 24 bps $3.8 billion net core deposit growth primarily due to Square 1 acquisition Core deposit growth includes $86 million from CapitalSource Division Profitable Deposit Base

Financial Highlights (1) See “Non-GAAP Measurements” slides. (2) Growth rates for 4Q15 were increased by the Square 1 acquisition which also impacts the calculated annualized growth rates. ? ($ in millions) 4Q15 3Q15 Q / Q Annualized (2) Total Assets 21,288 $ 16,814 $ 27% 106% Loans and Leases, net 14,478 $ 12,452 $ 16% 65% Total Deposits 15,666 $ 12,116 $ 29% 117% Core Deposits 10,572 $ 6,815 $ 55% 220% Adjusted Net Earnings (1) 83.9 $ 65.1 $ 29% Adjusted EPS (1) 0.70 $ 0.63 $ 11% Adjusted ROAA (1) 1.60% 1.55% 0.05 Adjusted ROATE (1) 15.35% 14.10% 1.25 Tangible Common Equity Ratio 11.38% 12.21% -0.83 Tangible Book Value Per Share 17.86 $ 17.86 $ 0% Core Net Interest Margin (TE) (1) 5.10% 5.19% -0.09 Efficiency Ratio 39.3% 39.6% -0.30

Solid Earnings Track Record See “Non-GAAP Measurements” slides. $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Millions Adjusted Net Earnings Net Earnings (1) ($ in Millions) 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Adjusted Net Earnings 66.9 $ 68.0 $ 65.5 $ 73.0 $ 65.1 $ 83.9 $ Net Earnings 62.3 $ 71.0 $ 73.1 $ 85.1 $ 69.6 $ 71.8 $ (1)

Solid Capital Position – 4Q15


TCE / TA
9.68%
12.14%
12.24%
12.20%
12.01%
12.10%
12.21%
11.38%
8.22%
8.61%
8.54%
8.39%
8.44%
8.59%
8.67%
7.82%
2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4
PACW
Median Banks $15-$25B


T1 Leverage
11.73%
12.40%
12.17%
12.34%
11.74%
11.96%
12.04%
11.67%
9.50%
9.90%
9.61%
9.61%
9.42%
9.56%
9.29%
9.27%
2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4
PACW
Median Banks $15-$25B


Total Capital
17.42%
16.25%
16.24%
16.07%
15.80%
16.53%
16.32%
15.60%
14.20%
14.09%
14.30%
14.06%
13.62%
13.63%
13.44%
12.64%
2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4
PACW
Median Banks $15-$25B


CET1
CET1 ratio effective 1/1/2015
12.27%
12.87%
12.74%
12.56%
10.93%
10.94%
10.75%
10.45%
2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4
PACW
Median Banks $15-$25B

Source: SNL Financial
Note: 2015 regulatory capital ratios calculated under Basel III

Fourth Quarter 2015 | PACW | p. 12

Investment Securities

Diversified Securities Portfolio 3.23% overall portfolio tax equivalent yield (2) (1) Fair value (2) Yield is for 4Q15 Investment Portfolio Average Life and Effective Duration Municipal Composition 5.6 5.6 6.0 6.1 6.0 4.5 4.5 4.7 4.8 5.0 0 1 2 3 4 5 6 7 8 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 Years Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 12% G.O. Limited 6% AA 84% G.O. Unlimited 48% A 2% Revenue 43% Other 2% Other 3% 100% 100% Municipal Securities Collateralized Loan Obligations, $132.2mm, 4% Agency MBS, $767.8mm, 21% SBA Loan Pools, $211.2mm, 6% U.S. Treasuries, $69.4mm, 2% Agency Notes, $36.9mm, 1% Agency CMOs, $486.2mm, 13% Private CMOs, $144.8mm, 4% Municipal Securities, $1,547.3mm, 43% Other, $200.5mm, 6% $3.6 Billion Total Portfolio (1)

Loans and Leases

Diversified Loan and Lease Portfolio


As of December 31, 2015
Venture Capital
Other
Healthcare Asset Based
Small Business
Equipment Finance
Healthcare Real Estate
Lender Finance & Timeshare
Other Asset Based
Residential Real Estate
General Cash Flow
Construction and Land
Technology
Healthcare
Multifamily
Commercial Real Estate
Security

	12/31/2015		12/31/2014	
($ in millions)	$	Mix	$	Mix
Healthcare Asset Based	$ 228	2%	$ 158	1%
Equipment Finance	890	6%	970	8%
Lender Finance & Timeshare	1,588	11%	1,365	11%
Other Asset Based	732	5%	711	6%
Total Asset Based	3,438	24%	3,204	27%
General Cash Flow	494	3%	481	4%
Technology	978	7%	844	7%
Healthcare	865	6%	642	6%
Security	451	3%	405	3%
Total Cash Flow	2,788	19%	2,372	20%
Commercial Real Estate	2,941	20%	3,106	26%
Multifamily	1,035	7%	789	7%
Construction and Land	514	4%	318	2%
Residential Real Estate	176	1%	221	2%
Healthcare Real Estate	1,247	9%	1,048	9%
Small Business	474	3%	428	4%
Total Real Estate	6,387	44%	5,910	50%
Venture Capital	1,458	10%	-	-
Other	407	3%	396	3%
Total Loans [1]	$ 14,478	100%	$ 11,882	100%

[1] Net of deferred fees and costs

Fourth Quarter 2015 | PACW | p. 16

Cash Flow ($2.8B) Real Estate ($6.4B) Total Portfolio ($14.5B) Venture Capital ($1.5B) Asset-Based ($3.4B) Diversified Loan and Lease Portfolio Technology, $978mm, 35% Healthcare, $865mm, 31% Security, $451mm, 16% General, $494mm, 18% Healthcare, $1,231mm, 19% SBA, $474mm, 8% Hospitality, $657mm, 10% Retail, $519mm, 8% Multifamily, $795mm, 13% Office, $716mm, 11% Owner - occupied, $982mm, 15% Other, $1,013mm, 16% Cash Flow, $2,788mm, 19% Real Estate, $6,387mm, 44% Asset Based, $3,438mm, 24% Venture Capital, $1,458mm, 10% Other, $407mm, 3% Later Stage, $281mm, 19% Expansion Stage, $601mm, 41% Venture Capital Services, $229mm, 16% Early Stage, $347mm, 24% Lender Finance & Timeshare, $1,588mm, 46% Equipment Finance, $890mm, 26% Healthcare, $228mm, 7% Other, $732mm, 21%

Cash Flow Loan Portfolio Overview

PacWest Bancorp

Overview

- Our CapitalSource division has dedicated groups that work with private equity sponsor firms throughout the US to provide senior debt financing to mature and profitable companies (Cash Flow lending).
  - All Cash Flow loans are senior debt obligations (other lenders may provide subordinate or mezzanine financing)
  - Average loan size of approximately $20 million
  - Approximately 50% of Cash Flow loans are Shared National Credits (see Slide 19)
- Since 2010, the principal focus of Cash Flow lending has been *Healthcare*, *Technology*, and *Security Monitoring*; lending to industries with high historical loss experience was either discontinued entirely (Media) or substantially reduced (General).
  - General Cash Flow lending now focused on businesses that have substantial scale and provide critical goods or services with barriers to entry supported by proven equity sponsors.

	Originations		Aggregate Loss %	
	2001-2009	2010-2015	2001-2009	2010-2015
Healthcare	12%	30%	2.5%	0.7%
Technology	6%	41%	0.6%	-
Security	7%	13%	-	-
General	65%	16%	7.2%	-
Media	10%	-	13.3%	-
Total Cash Flow loans	100%	100%	6.4%	0.2%

Total Cash Flow Portfolio - $2.8B



Healthcare, 31%
Security Monitoring, 16%
General, 18%
Technology, 35%
Transportation, 8%
Wholesale Trade, 13%
Finance & Insurance, 6%
Information, 10%
Manufacturing, 27%
Retail & Restaurant, 14%
Professional & Scientific, 8%
Other, 14%
By Industry
General



≥ 6x EBITDA, 20%
< 6x EBITDA, 80%
Substandard, 7%
Special Mention, 2%
Pass, 91%
By Leverage Multiple*
By Risk Rating

* Measured on a fully-funded basis at closing. Of the 29 loans with EBITDA leverage >=6x, 19 had senior leverage of <6x, representing 63% of the associated balance (with average senior leverage of 4.5x). Of the loans with senior leverage > 6x, approximately 57% of the associated balance was classified.

Fourth Quarter 2015 | PACW | p. 18

Shared National Credit (SNC) Relationships (1) SNC’s are not a line of business. SNC relationships are included in business line balances Approximately 103 borrowers Adhere to same credit underwriting standards as the rest of loan book No energy-related loans At December 31st, no loans on nonaccrual and $81 million (4%) adversely classified (1) SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions. Communications, $171mm, 8% Consumer Finance, $207mm, 10% Healthcare, $719mm, 35% Management Consulting, $90mm, 4% Manufacturing, $64mm, 3% Other, $167mm, 8% Security, $98mm, 5% Technology, $444mm, 22% Transportation, $94mm, 5% $2.1B of Loans at 12/31/2015

Loan and Lease Production of $1.4 Billion in 4Q15 ($ in millions) Production Payoffs Net Change Yield on Production 4Q15 1,404 $ 910 $ 493 $ 5.29% 3Q15 1,071 630 441 5.16% 2Q15 659 890 (231) 5.89% 1Q15 1,038 637 401 5.76% 4Q14 950 621 330 5.67% $950 $1,038 $659 $1,071 $1,404 $621 $637 $890 $630 $910 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 Q4 Q1 Q2 Q3 Q4 2014 2015 Avg. Yield on Production Billions Production Payoffs Avg Production Avg Payoffs Yield on Production

Production By Industry / Loan Type Originations By Industry/Loan Type 4Q15 3Q15 2Q15 1Q15 Totals Healthcare Asset Based 10.9 $ 2.7 $ 3.5 $ 5.6 $ 22.7 $ Equipment Finance 106.6 83.6 74.7 74.6 339.5 Lender Finance and Timeshare 152.0 75.1 120.7 79.2 427.0 Other Asset Based 47.5 33.7 57.4 45.1 183.7 Asset Based 317.0 195.1 256.3 204.5 972.9 General Cash Flow 19.1 44.6 28.0 34.4 126.1 Technology Cash Flow 136.8 127.4 54.8 173.2 492.2 Healthcare Cash Flow 97.8 179.1 55.9 172.8 505.6 Security Cash Flow 0.1 36.8 33.1 34.1 104.1 Cash Flow 253.8 387.9 171.8 414.5 1,228.0 Commercial Real Estate 229.0 173.8 90.8 278.2 771.8 Multifamily and Residential 121.4 137.1 6.7 2.1 267.3 Construction and Land 158.3 33.3 24.3 38.1 254.0 Healthcare Real Estate 193.5 66.0 74.3 62.5 396.3 Small Business 38.4 11.4 18.8 14.7 83.3 Real Estate 740.6 421.6 214.9 395.6 1,772.7 Venture Capital 56.5 - - - 56.5 Other 35.7 66.4 15.7 23.2 141.0 Total 1,403.6 $ 1,071.0 $ 658.7 $ 1,037.8 $ 4,171.1 $ ($ in millions)

Impact of Rising Rates on the Loan and Lease Portfolio Loan Portfolio By Repricing Type $9.3 billion of variable rate loans would be above floor rate and reprice upwards with a 100 bps rate increase ($ in Millions) Over $9.9 billion, or 68%, of the loan portfolio will reprice within the next 12 months given a 100bps upward shift in rates $675 million of fixed/hybrid loans mature/ reprice in next year which would reprice to higher rate or be reinvested in new loans at higher rate $4,883 $4,367 $375 $1,281 Immediate 100 Bps 200 Bps > 300 Bps Variable Loans Lift Off of Loan Floors $675 $707 $899 $1,395 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing Fixed, 22% Variable, 75% Hybrid, 3%

Credit Quality

Non-PCI Credit Quality Classified loans and leases are those with a credit risk rating of substandard or doubtful Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded commitments Includes the remaining unamortized discount related to acquired loans (see page 28 for calculation) 4Q15 3Q15 2Q15 1Q15 Nonaccrual Loans and Leases $ 129,019 107,190 131,178 139,334 As a % of Loans and Leases % 0.90% 0.87% 1.11% 1.16% Nonperforming Assets $ 151,839 140,406 162,846 175,274 As a % of Total Assets % 0.71% 0.84% 0.98% 1.05% Classified Loans and Leases (1) $ 391,754 328,038 379,988 333,182 As a % of Loans and Leases % 2.73% 2.67% 3.21% 2.77% Credit Loss Provision $ 15,114 11,000 5,000 17,167 As a % of Average Loans and Leases % 0.11% 0.09% 0.05% 0.15% TTM Net Charge-offs $ 7,526 4,203 7,095 8,050 As a % of Average Loans and Leases % 0.06% 0.04% 0.06% 0.07% Allowance for Credit Losses (ACL) (2) $ 122,268 100,690 92,921 86,554 As a % of Loans and Leases % 0.85% 0.82% 0.78% 0.72% Adjusted ACL (3) $ 214,460 189,380 196,223 217,399 As a % of Adjusted Loans and Leases (3) % 1.49% 1.53% 1.64% 1.79% Adjusted ACL / Nonaccrual Loans and Leases % 166.23% 176.68% 149.59% 156.03% ($ in thousands)

Key Credit Trends 0.66% 0.72% 0.78% 0.82% 0.85% 4Q14 1Q15 2Q15 3Q15 4Q15 Non-PCI ACL / Non-PCI Loans 0.02% 0.07% 0.06% 0.04% 0.06% 4Q14 1Q15 2Q15 3Q15 4Q15 Trailing 12 Months Net Charge-Offs To Average Loans and Leases 0.72% 1.16% 1.11% 0.87% 0.90% 4Q14 1Q15 2Q15 3Q15 4Q15 Non-PCI Nonaccrual Loans / Non-PCI Loans 1.09% 1.45% 1.37% 1.14% 1.06% 4Q14 1Q15 2Q15 3Q15 4Q15 Non-PCI NPAs / Non-PCI Loans and Foreclosed Assets

Non-PCI Nonaccrual Loan and Lease Detail

PacWest Bancorp

	Nonaccrual Loans and Leases				Accruing and 30 -89 Days Past Due	
	December 31, 2015		September 30, 2015			
	Balance	% of Loan Category	Balance	% of Loan Category	December 31, 2015 Balance	September 30, 2015 Balance
			($ in thousands)			
Real estate mortgage:						
Commercial	$ 52,363	1.2%	$ 25,899	0.6%	$ 1,498	$ 1,191
Residential	4,914	0.4%	5,922	0.5%	3,174	1,911
Total real estate mortgage	57,277	1.0%	31,821	0.6%	4,672	3,102
Real estate construction and land:						
Commercial	-	-	-	-	-	-
Residential	372	0.2%	374	0.3%	-	-
Total R.E. construction and land	372	0.1%	374	0.1%	-	-
Commercial:						
Cash flow	15,800	0.5%	15,602	0.5%	1,118	11
Asset-based	2,505	0.1%	2,861	0.1%	1	82
Equipment finance [(1)]	51,410	5.8%	53,153	5.9%	360	-
Venture capital	124	-	-	-	250	-
Total commercial	69,839	0.9%	71,616	1.1%	1,729	93
Consumer	1,531	1.3%	3,379	2.6%	628	88
Total	$ 129,019	0.9%	$ 107,190	0.9%	$ 7,029	$ 3,283

[(1)] *Includes nonaccrual loans and leases to companies involved in the oil and gas industries of $47.1 million and $47.9 million at December 31, 2015 and September 30, 2015, respectively.*

At December 31, 2015, the Company's ten largest Non-PCI loan relationships on nonaccrual status had an aggregate carrying value of $103.2 million and represented 80% of total Non-PCI nonaccrual loans and leases. The largest of these relationships had an aggregate carrying value of $40.1 million and the borrower's business has been adversely affected by low oil prices. Its operations are ongoing and it remains in compliance with the terms of a restructured loan agreement. The most recent independent appraisal of the associated collateral indicated the liquidation value was in excess of the carrying value.

Fourth Quarter 2015 | PACW | p. 26

Credit Exposure to the Oil and Gas Industry At December 31, 2015, we had 24 Non-PCI loan and lease relationships totaling $137.3 million to obligors associated with oil and gas industry support services representing less than 1% of total loans and leases. Substantially all these loans and leases are secured by equipment, such as drilling equipment and transportation vehicles, and are fully amortizing. At December 31, 2015, three relationships totaling $47.1 million were on nonaccrual status and were classified. Reserves related to our impaired oil and gas services industry exposure were 13.5% and reserves related to our total oil and gas services industry exposure were approximately 8% at year end. Obligors Amount % of Total Nonperforming 3 47,091 $ 34% (1) Large, rated companies 2 50,972 37% (2) All others 19 39,262 29% (3) Total oil & gas support services 24 137,325 $ 100% Comment: (1) Includes one relationship of $40.1 million (2) Borrowing entity or obligor contractual counterparty rated BB+ or higher (3) Average relationship balance of approximately $2.0 million December 31, 2015

Allowance for Non-PCI Credit Losses - Adjusted

PacWest Bancorp

	4Q15		3Q15 ($ in millions)		2Q15	
Loan balance - Non-PCI	$	14,339	$	12,300	$	11,846
Allowance for credit losses (ACL)	$	122	$	101	$	93
Reported Non-PCI ACL Ratio		0.85%		0.82%		0.78%

Allowance Ratio Adjusted to Add Back Unamortized Purchase Discount						
Loan balance - Non-PCI	$	14,339	$	12,300	$	11,846
Add: Unamortized purchase discount [1]		92		89		103
Adjusted loan balance	$	14,431	$	12,389	$	11,949
Allowance for credit losses	$	122	$	101	$	93
Add: Unamortized purchase discount [1]		92		89		103
Adjusted allowance for credit losses	$	214	$	190	$	196
Adjusted Non-PCI credit risk coverage ratio		1.49%		1.53%		1.64%

Allowance Ratio for Originated Non-PCI Loans						
Originated Non-PCI loans	$	8,308	$	7,119	$	6,259
Allowance for loan and lease losses (ALLL)	$	90	$	80	$	72
ALLL ratio		1.09%		1.13%		1.15%

GAAP Accounting Distorts the ACL Ratio – When Unamortized Purchase Discount is Added Back, the Adjusted Non-PCI Coverage Ratio is 1.49%

(1) *Unamortized purchase discount represents the acquisition date fair value adjustment based on market, liquidity and interest rate risk in addition to credit risk and is being accreted to interest income over the remaining life of the respective loans. Such discount relates to acquired loans and is assigned specifically to those loans only. Use of the interest method results in steadily declining amounts being taken to income in each reporting period. The remaining discount of $92.2 million at December 31, 2015 is expected to be substantially accreted to income by the end of 2018.*

Fourth Quarter 2015 | PACW | p. 28

Deposits

Deposit Detail Core: 67% Core: 52% (1) Does not include $2.0 billion of client investment funds held at 12/31/2015 by Square 1 Asset Management, our registered investment advisor subsidiary. Deposit Category Amount % of Total Amount % of Total Noninterest-bearing demand deposits 6,172 $ 39% 2,931 $ 25% Interest checking deposits 874 6% 732 6% Money market deposits 2,783 18% 1,709 15% Savings deposits 743 5% 763 6% Total core deposits 10,572 67% 6,135 52% Brokered non-maturity deposits 942 6% 121 1% Total non-maturity deposits 11,514 73% 6,256 53% Time deposits under $100,000 1,656 11% 2,467 21% Time deposits of $100,000 and over 2,496 16% 3,032 26% Total time deposits 4,152 27% 5,499 47% Total deposits (1) 15,666 $ 100% 11,755 $ 100% ($ in millions) December 31, 2015 December 31, 2014 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Brokered non - maturity deposits Time deposits under $100,000 Time deposits of $100,000 and over December 31, 2015 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Brokered non - maturity deposits Time deposits under $100,000 Time deposits of $100,000 and over December 31, 2014

Deposit Portfolio Time Deposits Time Deposits Total Estimated Under $100,000 Time Contractual Effective Time Deposit Maturities $100,000 Or More Deposits Rate Rate (2) Due in three months or less 589 $ 784 $ 1,373 $ 0.60% 0.58% Due in over three months through six months 454 822 1,276 0.73% 0.72% Due in over six months through twelve months 501 763 1,264 0.64% 0.62% Due in over 12 months through 24 months 82 100 182 0.63% 0.51% Due in over 24 months 30 27 57 1.03% 0.84% Total 1,656 $ (1) 2,496 $ 4,152 $ 0.66% 0.64% (1) (2) $0.7 million of which will be recognized during 2016. December 31, 2015 Includes brokered deposits of $236 million with a weighted average maturity of 5 months and a weighted average cost of 0.51%. Includes effect of premium accretion on acquired time deposits. Remaining premium of $1.0 million at December 31, 2015; ($ in millions) $11.8 $11.9 $12.6 $12.1 $15.7 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 4Q14 1Q15 2Q15 3Q15 4Q15 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Interest-Bearing Deposits Cost of Total Deposits

Net Interest Margin

Industry Leading Tax-Equivalent (TE) Net Interest Margin (1) See “Non-GAAP Measurements” slides Source: SNL Financial (1) (1) 5.61% 5.52% 5.44% 5.26% 5.50% 5.45% 6.00% 6.29% 5.82% 5.91% 5.95% 5.89% 5.46% 5.22% 5.35% 5.36% 5.32% 5.25% 5.34% 5.35% 5.47% 5.79% 5.68% 5.57% 5.44% 5.33% 5.19% 5.10% 5.28% 5.29% 5.23% 5.15% 5.11% 5.13% 5.28% 5.03% 5.10% 5.15% 5.11% 5.09% 5.00% 4.88% 3.78% 3.80% 3.60% 3.68% 3.71% 3.69% 3.60% 3.64% 3.59% 3.53% 3.43% 3.43% 3.43% 3.24% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 PACW Reported NIM PACW Core NIM (Excludes accelerated loan accretion) PACW Adjusted NIM (Excludes all purchase accounting impacts) Banks $15-$25B Reported NIM

Disciplined and Diversified Lending Produces Higher Loan Yields Core Loan Yield Excludes Accelerated Discount Accretion from Early Payoffs of Acquired Loans (1) See “Non-GAAP Measurements” slides Source: SNL Financial (1) 7.44% 7.30% 7.07% 6.73% 6.90% 6.77% 7.42% 7.34% 6.68% 6.76% 6.80% 6.75% 6.34% 6.21% 7.28% 7.14% 6.99% 6.71% 6.67% 6.64% 6.68% 6.76% 6.52% 6.37% 6.22% 6.11% 6.02% 6.05% 5.18% 5.24% 4.92% 4.86% 4.75% 4.64% 4.49% 4.47% 4.42% 4.36% 4.24% 4.21% 4.19% 4.13% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Reported Loan Yield - PACW Core Loan Yield - PACW (Excludes accelerated loan accretion) Loan Yield - Banks $15-$25B

Deposit Franchise with a 24 Basis Point Cost Source: SNL Financial 0.28% 0.26% 0.23% 0.17% 0.12% 0.11% 0.09% 0.26% 0.30% 0.34% 0.36% 0.37% 0.33% 0.24% 0.45% 0.41% 0.38% 0.36% 0.34% 0.33% 0.32% 0.32% 0.32% 0.32% 0.31% 0.31% 0.31% 0.31% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 PACW Banks $15-$25B

Asset Sensitive Balance Sheet Benefits From Rising Rates 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Base Up 100 Up 200 Up 300 PacWest Bancorp IRR Model Results - % Change in NII - Year 1 Static Balance Sheet - December 31, 2015 Sudden Parallel Shocks PACW

Effect of Purchase Accounting on NIM Impact on Impact on Amount NIM Amount NIM Net interest income/NIM as reported (TE) 234.0 $ 5.22% 195.3 $ 5.46% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (5.5) (0.12%) (9.7) (0.27%) Remaining accretion of Non-PCI loan acquisition discounts (10.6) (0.24%) (7.5) (0.21%) Amortization of TruPS discount 1.4 0.03% 1.4 0.04% Accretion of time deposits premium (0.4) (0.01%) (0.6) (0.02%) (15.1) (0.34%) (16.2) (0.46%) Net interest income/NIM (TE) - excluding purchase accounting 218.9 $ 4.88% 178.9 $ 5.00% December 31, 2015 September 30, 2015 ($ in millions) Three Months Ended Three Months Ended

Controlled Expenses

Efficiency Ratio Trend Focus and Execution Drive Efficiency Source: SNL Financial 61.5% 64.1% 59.3% 61.4% 57.1% 40.2% 40.3% 38.4% 36.9% 38.0% 39.6% 39.3% 63.9% 62.7% 63.6% 65.1% 64.3% 63.6% 61.9% 62.4% 64.2% 63.4% 65.9% 64.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 PACW Efficiency Ratio Median Efficiency Ratio Banks $15-$25B

Efficiency Ratio Average Branch Size ($-M) Focus and Execution Drive Efficiency (1) Source: SNL Financial (1)

Acquisitions

Asset Generation Capability In-Market Consolidation Strong Core Deposit Base Sound Strategic Focus Key Drivers of Accretion: Cost Savings Customer Retention Margin Improvement Acquisition Strategy Market Expansion

Market Expansion Through Acquisitions

PacWest Bancorp


Seattle, WA
Boston, MA
Minneapolis, MN
Chicago, IL
New York, NY
San Francisco, CA
Menlo Park, CA
Campbell, CA
Denver, CO
Chevy Chase, MD
Square 1
St. Louis, MO
FCAL
Westlake Village, CA
Los Angeles, CA
Durham, NC
CapitalSource
Atlanta, GA
San Diego, CA
Austin, TX

2013	2014	2015
▪ Acquired First California Financial Group, Inc. (FCAL) ▪ Assets added: $1.6 Billion	▪ Merged with CapitalSource Inc. ▪ Assets added: $10.7 Billion	▪ Acquired Square 1 Financial, Inc. ▪ Assets added: $4.6 Billion

Fourth Quarter 2015 | PACW | p. 43

Highly Valued Business Model: Commercial bank with national lending platform Proven track record of generating core deposits Robust loan and lease generation engine Outstanding track record of performance Experienced acquiror Current Priorities: Replace CDs from CapitalSource merger with core deposits Add highly-valued business lines Continue earnings growth and industry leading returns Highly Valued Business Model: Commercial bank focused on venture-backed technology and life science companies and their investors Outstanding core deposit base High growth loan portfolio Met PacWest Priorities: Accelerated replacement of CapitalSource CDs with core deposits New high-margin nationwide commercial business lines Supported continued earnings growth through balance sheet improvement Square 1 - The Match-Up

Square 1 Purchase Accounting Under the acquisition method of accounting, the assets and liabilities, both tangible and intangible, were recorded at their estimated fair values as of the October 6, 2015 acquisition date. The following table presents the amounts of the significant purchase accounting adjustments at the acquisition date by category and the related accretion/amortization periods. Purchase Accounting Estimated Accretion/ Description Adjustment Amortization Method (In thousands) Debit (Credit) Loan portfolio discount (37,892) $ 30 months using a level yield method Reserve for unfunded commitments (4,746) $ 30 months based on commitment activity Core deposit intangible 42,300 $ 84 months using an accelerated method Customer relationship intangible 3,126 $ 84 months using an accelerated method Other intangible assets with definite lives 1,500 $ Straight line over 18 months Other intangible assets with indefinite lives 2,100 $ Not amortized

Strong Franchise Value

Attractive Footprint in Southern California

California Public Banks and Thrifts

PacWest Bancorp

As of December 31, 2015

Rank	Company Name	Ticker		Assets ($000)
1	Wells Fargo & Company	WFC	$	1,787,632,000
2	First Republic Bank	FRC		58,981,285
3	SVB Financial Group	SIVB		44,686,703
4	East West Bancorp, Inc.	EWBC		32,350,922
5	*PacWest Bancorp*	*PACW*	*$*	*21,288,490*
6	Cathay General Bancorp	CATY		13,254,126
7	Banc of California, Inc.	BANC		8,235,555
8	BBCN Bancorp, Inc.	BBCN		7,912,070
9	CVB Financial Corp.	CVBF		7,671,200
10	BofI Holding, Inc.	BOFI		6,662,215
11	Opus Bank	OPB		6,649,833
12	Farmers & Merchants Bank of Long Beach	FMBL		6,153,600
13	Westamerica Bancorporation	WABC		5,168,875
14	Wilshire Bancorp, Inc.	WIBC		4,713,468
15	Hanmi Financial Corporation	HAFC		4,234,521
16	TriCo Bancshares	TCBK		4,220,722
17	Mechanics Bank	MCHB		3,551,295
18	Community Bank	CYHT		3,550,255
19	Pacific Premier Bancorp, Inc.	PPBI		2,790,646
20	CU Bancorp	CUNB		2,634,642
21	Preferred Bank	PFBC		2,601,044
22	1867 Western Financial Corporation	WFCL		2,544,987
23	Farmers & Merchants Bancorp	FMCB		2,500,071
24	Heritage Commerce Corp	HTBK		2,361,579
25	Exchange Bank	EXSR		2,062,508
26	Bank of Marin Bancorp	BMRC		2,031,134
27	Heritage Oaks Bancorp	HEOP		1,899,739
28	Sierra Bancorp	BSRR		1,796,537
29	American Business Bank	AMBZ		1,671,257
30	California Republic Bancorp	CRPB		1,653,885

Source: SNL Financial

Fourth Quarter 2015 | PACW | p. 48

Key Initiatives – 2016 Active management of excess capital (1) Completion of Square 1 Bank Integration Results include: Improved functionality for clients Increased core deposits and fee-based services Controlled operating expenses Sustained profitability and shareholder value Core systems upgrade conversion to FIS Focus on credit portfolio risks in light of economic conditions (1) No actions expected prior to initial DFAST submission in July 2016.

Non-GAAP Measurements The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The tables on the following slides present reconciliations of non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios.

Tangible Common Equity

Tangible Common Equity Ratio	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
			($ in thousands)		
PacWest Bancorp Consolidated:					
Stockholders' equity	$ 4,397,691	$ 3,581,704	$ 3,551,490	$ 3,533,361	$ 3,506,230
Less: Intangible assets	2,229,511	1,741,084	1,742,581	1,744,083	1,737,683
Tangible common equity	$ 2,168,180	$ 1,840,620	$ 1,808,909	$ 1,789,278	$ 1,768,547
Total assets	$ 21,288,490	$ 16,814,105	$ 16,697,020	$ 16,643,940	$ 16,234,605
Less: Intangible assets	2,229,511	1,741,084	1,742,581	1,744,083	1,737,683
Tangible assets	$ 19,058,979	$ 15,073,021	$ 14,954,439	$ 14,899,857	$ 14,496,922
Equity to assets ratio	20.66%	21.30%	21.27%	21.23%	21.60%
Tangible common equity ratio (1)	11.38%	12.21%	12.10%	12.01%	12.20%
Book value per share	$ 36.22	$ 34.76	$ 34.46	$ 34.29	$ 34.03
Tangible book value per share (2)	$ 17.86	$ 17.86	$ 17.55	$ 17.36	$ 17.17
Shares outstanding	121,413,727	103,053,694	103,051,989	103,044,257	103,022,017
Pacific Western Bank:					
Stockholders' equity	$ 4,276,279	$ 3,466,817	$ 3,440,715	$ 3,410,276	$ 3,378,879
Less: Intangible assets	2,229,511	1,741,084	1,742,581	1,744,083	1,737,683
Tangible common equity	$ 2,046,768	$ 1,725,733	$ 1,698,134	$ 1,666,193	$ 1,641,196
Total assets	$ 21,180,689	$ 16,707,072	$ 16,555,610	$ 16,458,591	$ 15,995,719
Less: Intangible assets	2,229,511	1,741,084	1,742,581	1,744,083	1,737,683
Tangible assets	$ 18,951,178	$ 14,965,988	$ 14,813,029	$ 14,714,508	$ 14,258,036
Equity to assets ratio	20.19%	20.75%	20.78%	20.72%	21.12%
Tangible common equity ratio (1)	10.80%	11.53%	11.46%	11.32%	11.51%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

Fourth Quarter 2015 | PACW | p. 51

Adjusted Net Earnings and Profitability Metrics

PacWest Bancorp

Adjusted Net Earnings and Related Ratios	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	Three Months Ended				
			($ in thousands)		
Reported net earnings	$ 71,841	$ 69,616	$ 85,083	$ 73,079	$ 70,999
Less: Tax benefit on discontinued operations	-	-	-	-	(47)
Add: Tax expense on continuing operations	49,380	39,777	45,287	46,073	43,261
Reported pre-tax earnings	121,221	109,393	130,370	119,152	114,213
Add: Acquisition, integration, reorganization and severance costs	17,600	747	900	2,000	7,381
Less: FDIC loss sharing expense, net	(4,291)	(4,449)	(5,107)	(4,399)	(4,360)
Gain on sale of loans and leases	183	27	163	-	7
Gain (loss) on securities	-	655	(186)	3,275	-
Covered OREO income (expense), net	2,920	(20)	12	19	(176)
Adjusted pre-tax earnings before accelerated discount accretion	140,009	113,927	136,388	122,257	126,123
Less: Accelerated discount accretion fromearly payoffs of acquired loans	5,511	9,659	19,447	17,352	11,421
Adjusted pre-tax earnings	134,498	104,268	116,941	104,905	114,702
Tax expense (1)	(50,571)	(39,205)	(43,970)	(39,444)	(46,684)
Adjusted net earnings	$ 83,927	$ 65,063	$ 72,971	$ 65,461	$ 68,018
Average assets	$ 20,825,248	$ 16,690,177	$ 16,463,311	$ 16,296,640	$ 15,892,761
Average stockholders' equity	$ 4,346,162	$ 3,572,765	$ 3,548,748	$ 3,533,343	$ 3,500,291
Less: Average intangible assets	2,177,631	1,741,902	1,743,340	1,737,441	1,739,977
Average tangible common equity	$ 2,168,531	$ 1,830,863	$ 1,805,408	$ 1,795,902	$ 1,760,314
Return on average assets (2)	1.37%	1.65%	2.07%	1.82%	1.77%
Return on average equity (3)	6.56%	7.73%	9.62%	8.39%	8.05%
Return on average tangible equity (4)	13.14%	15.09%	18.90%	16.50%	16.00%
Adjusted return on average assets (5)	1.60%	1.55%	1.78%	1.63%	1.70%
Adjusted return on average equity (6)	7.66%	7.22%	8.25%	7.52%	7.71%
Adjusted return on average tangible equity (7)	15.35%	14.10%	16.22%	14.79%	15.33%

(1) Full-year actual effective rates of 37.6% used for 2015 periods and 40.7% used for 2014 period.
(2) Annualized net earnings divided by average assets
(3) Annualized net earnings divided by average stockholders' equity
(4) Annualized net earnings divided by average tangible common equity
(5) Annualized adjusted net earnings divided by average assets
(6) Annualized adjusted net earnings divided by average stockholders' equity
(7) Annualized adjusted net earnings divided by average tangible common equity

Fourth Quarter 2015 | PACW | p. 52

Core Net Interest Margin and Loan and Lease Yield December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 December 31, 2014 Reported net interest margin (TE) 5.22% 5.46% 5.89% 5.95% 5.91% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (0.12)% (0.27)% (0.56)% (0.51)% (0.34)% Core net interest margin (TE) 5.10% 5.19% 5.33% 5.44% 5.57% December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 December 31, 2014 Reported loan and lease yield 6.21% 6.34% 6.75% 6.80% 6.76% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (0.16)% (0.32)% (0.64)% (0.58)% (0.39)% Core loan and lease yield 6.05% 6.02% 6.11% 6.22% 6.37% Three Months Ended Three Months Ended

Net Interest Margin Excluding Purchase Accounting December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 December 31, 2014 Reported net interest margin (tax equivalent) 5.22% 5.46% 5.89% 5.95% 5.91% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired (0.12)% (0.27)% (0.56)% (0.51)% (0.34)% Core net interest margin 5.10% 5.19% 5.33% 5.44% 5.57% Less: Remaining accretion of Non-PCI loan acquisition discounts (0.24)% (0.21)% (0.25)% (0.33)% (0.39)% Amortization of TruPS discount 0.03% 0.04% 0.04% 0.04% 0.04% Accretion of time deposit premium (0.01)% (0.02)% (0.02)% (0.04)% (0.07)% Net interest margin - excluding purchase accounting 4.88% 5.00% 5.10% 5.11% 5.15% Three Months Ended